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                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                    AMENDMENT No. 3 (this "AMENDMENT") dated as of May 21,
               2003, to the CREDIT AGREEMENT dated as of November 28, 2001, as amended and restated as of April 10, 2002, as further amended as of December 19, 2002, and as further amended as of May 5, 2003 (the "CREDIT AGREEMENT"), among SALT HOLDINGS CORPORATION, COMPASS MINERALS GROUP, INC., SIFTO CANADA INC., SALT UNION LIMITED, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, as Administrative Agent, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Agent, and J.P. MORGAN EUROPE LIMITED (formerly known as CHASE MANHATTAN INTERNATIONAL LIMITED), as UK Agent.

          A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. Holdings has requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein to permit (a) the issuance of the 2003 Notes (as defined below) and the refinancing of the 2003 Notes with Permitted 2003 Refinancing Indebtedness (as defined below), (b) the issuance of the 2003 Preferred Stock (as defined below) and (c) the payment by Holdings and/or Super Holdings (as defined below) of the 2003 Dividend (as defined below) with the proceeds of the Initial 2003 Notes (as defined below) and/or the 2003 Preferred Stock.

          C. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement, as amended hereby.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

     (a) by amending the definition of the term "CHANGE OF CONTROL EVENT" (i) to insert the words ", 2003 Preferred Stock" immediately after the words "Qualified Preferred Stock" in clause (a)(i), (ii) to insert the following immediately after the words "Seller Note" in clauses (a)(v) and (b)(iii) thereof:

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     , the New Holdings Discount Notes Documents, the Permitted Holdings
     Refinancing Indebtedness Documents, the Subordinated Repurchase Indebtedness Documents, the 2003 Notes Documents or the Permitted 2003 Refinancing Indebtedness Documents (as applicable), the 2003 Preferred Stock and (iii)(x) to replace "or" with a "," immediately after the words "Disqualified Preferred Stock" at the end of clause (a)(v) and (y) to insert the words "or 2003 Preferred Stock" immediately after the words "Qualified Preferred Stock" at the end of clause (a)(v).

          (b) by amending the definition of the term "CONSOLIDATED INTEREST EXPENSE" to insert immediately after the words "Permitted Holdings Refinancing Indebtedness" in clause (d) thereof:

     , PLUS (e) the aggregate amount of all cash Dividends paid by the US Borrower to Holdings for such period pursuant to Section 7.06(n) to the extent such Dividends were used, either directly or indirectly, to make cash interest payments on (or pay cash liquidated damages in respect of) any outstanding 2003 Notes or Permitted 2003 Refinancing Indebtedness, PLUS (f) the product of (i) the amount of all cash Dividend requirements (whether or not declared or paid) on the 2003 Preferred Stock paid, accrued or scheduled to be paid or accrued during such period multiplied by (ii) a fraction, the numerator of which is one and the denominator of which is one MINUS the then-current effective consolidated Federal, state, local and foreign income tax rate (expressed as a decimal number between one and zero) of Holdings as would be required to be reflected in the audited consolidated financial statements of Holdings for its most recently completed fiscal year (whether or not such financial statements are actually prepared), which amounts described in the preceding clause
     (f) shall be treated as interest expense of the US Borrower and its Subsidiaries for purposes of this definition regardless of the treatment of such amounts under GAAP;

          (c) by amending the definition of the term "DOCUMENTS" to insert the following immediately after clause (i) thereof ", (j) Subordinated Repurchase Indebtedness Documents, (k) the 2003 Notes Documents, (l) the Permitted 2003 Refinancing Documents, (m) all documents, agreements and instruments executed in connection with the 2003 Preferred Stock" and relettering clause (j) thereof as clause (n);

          (d) by amending the definition of the term "PERMITTED DIVIDEND INDEBTEDNESS" to replace "120,000,000" in clause (x) of the proviso of such term with "$120,000,000 less the amount of Dividends paid by Holdings to holders of its Initial Preferred Stock in accordance with Section 7.06(q)";

          (e) by amending the definition of the term "PERMITTED US BORROWER DIVIDENDS" to replace "$120,000,000" with "$120,000,000 less the amount of Dividends paid by Holdings to holders of its Initial Preferred Stock in accordance with Section 7.06(q)";

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          (f) by amending the definition of the term "PREFERRED STOCK" to replace the word "and" with a "," immediately after the words "Initial Preferred Stock" at the end of such definition and (y) to insert the words ", 2003 Preferred Stock" immediately after the words "Qualified Preferred Stock" at the end of such definition; and

          (g) by inserting the following definitions in the appropriate alphabetical order:

          "EXCHANGE 2003 NOTES" shall mean unsecured notes of the 2003 Notes Issuer that are substantially identical securities to the Initial 2003 Notes, which Exchange 2003 Notes shall be issued pursuant to an exchange offer that is registered under the Securities Act for such Initial 2003 Notes under the 2003 Notes Indenture. In no event will the issuance of any Exchange 2003 Notes (i) increase the accreted value of the 2003 Notes outstanding as of such date (if applicable), (ii) increase the aggregate principal amount at maturity of the 2003 Notes then outstanding, (iii) otherwise result in an increase in the interest rate applicable to the 2003 Notes or (iv) have terms and conditions that are less favorable to the Lenders than the terms and conditions of the Initial 2003 Notes except to the extent such less favorable terms and conditions are reasonably satisfactory to the Administrative Agent.

          "INITIAL 2003 NOTES" shall mean unsecured notes of the 2003 Notes Issuer issued under the 2003 Notes Documents in an initial aggregate principal amount of not more than $175,000,000 MINUS the initial aggregate liquidation preference of the 2003 Preferred Stock, PROVIDED that such notes (a) are not guaranteed or supported in any way by any Subsidiary of Holdings or Super Holdings and (b) have terms and conditions (including, without limitation, the maturity thereof, the interest rate applicable thereto (PROVIDED that Initial 2003 Notes may bear interest at a rate or be issued at a price that together result in a yield that is a market yield at the time of issuance thereof for similar notes for comparable issuers), pay-in-kind interest obligations prior to December 15, 2007, amortization, defaults, voting rights, covenants and events of default) that are no less favorable to the Lenders than the terms and conditions of the Initial New Holdings Discount Notes except to the extent such less favorable terms and conditions are reasonably satisfactory to the Administrative Agent. The proceeds of the Initial 2003 Notes shall be used to pay the 2003 Dividend.

          "PERMITTED 2003 REFINANCING DOCUMENTS" shall mean all notes evidencing Permitted 2003 Refinancing Indebtedness, any indenture or other agreement governing the terms of the Permitted 2003 Refinancing Indebtedness and all other documents executed and delivered with respect to the foregoing documents, as in effect on the date the Permitted 2003 Refinancing Indebtedness is first incurred and as the same may thereafter be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "PERMITTED 2003 REFINANCING INDEBTEDNESS" shall mean Indebtedness of a 2003 Notes Issuer issued or given in exchange for, or all the proceeds of which

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     are used to refinance, all the then-outstanding 2003 Notes issued by such
     2003 Notes Issuer, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the 2003 Notes, (b) such refinancing does not increase the amount of such Indebtedness outstanding immediately prior to such refinancing, (c) such Indebtedness is not guaranteed or supported in any way by any Subsidiary of Holdings or Super Holdings and (d) all other terms of such refinancing (including, without limitation, the maturity thereof, the interest rate applicable thereto (PROVIDED that such Indebtedness may bear interest at a rate or be issued at a discount that together result in a yield that is a market yield at the time of issuance thereof for similar Indebtedness of comparable issuers), pay-in-kind interest obligations prior to December 15, 2007, amortization, defaults, voting rights, covenants and events of default) are no less favorable to the Lenders than the terms and conditions of the 2003 Notes being refinanced except to the extent such less favorable terms and conditions are reasonably satisfactory to the Administrative Agent.

          "SUBORDINATED REPURCHASE INDEBTEDNESS DOCUMENTS" shall mean all notes evidencing Subordinated Repurchase Indebtedness, any indenture or other agreement governing the terms of the Subordinated Repurchase Indebtedness and all other documents executed and delivered with respect to the foregoing documents, as in effect on the date Subordinated Repurchase Indebtedness is first sold and as the same may thereafter be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "SUPER HOLDINGS" shall mean a corporation to be formed for the purpose of issuing the 2003 Notes and/or the 2003 Preferred Stock, which corporation will not engage in any business or own any significant assets or have any material liabilities other than (i) its ownership of the equity interests in Holdings and (ii) those liabilities that it is responsible for under this Agreement, the other Credit Documents, the 2003 Notes or the Permitted 2003 Refinancing Indebtedness (as applicable) and/or the 2003 Preferred Stock (as applicable); PROVIDED that Super Holdings may engage in activities analogous to the activities Holdings may engage in pursuant to the Credit Documents.

          "2003 DIVIDEND" shall mean the payment by Holdings or Super Holdings of Dividends in cash in respect of such Person's common stock in an aggregate amount of not more than $175,000,000 with the gross proceeds of the offering of the Initial 2003 Notes and the 2003 Preferred Stock.

          "2003 NOTES" shall mean all outstanding Initial 2003 Notes not surrendered pursuant to an exchange offer and all outstanding Exchange 2003 Notes.

          "2003 NOTES DOCUMENTS" shall mean the 2003 Notes, the 2003 Notes Indenture and all other documents executed and delivered with respect to the 2003 Notes or 2003 Notes Indenture, as in effect on the date Initial 2003 Notes are first

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     issued and as the same may thereafter be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "2003 NOTES INDENTURE" shall mean the indenture, to be dated as of the date the Initial 2003 Notes are first issued, between the 2003 Notes Issuer and a trustee to be determined, as in effect on such date and as thereafter amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "2003 NOTES ISSUER" shall mean Holdings or Super Holdings.

          "2003 PREFERRED STOCK" shall mean Preferred Stock of Holdings or Super Holdings (which may include Preferred Stock with the same terms and conditions issued as dividends thereon in accordance with the terms thereof) with an initial aggregate liquidation preference of not more than $175,000,000 MINUS, without duplication, the initial aggregate principal amount of the 2003 Notes and Permitted 2003 Refinancing Indebtedness, PROVIDED that such Preferred Stock (a) is not guaranteed or supported in any way by any Subsidiary of Holdings or Super Holdings and (b) has terms and conditions (including, without limitation, the maturity thereof, the dividend rate applicable thereto (PROVIDED that 2003 Preferred Stock may pay dividends at a rate or be issued at a price that together result in a yield that is a market yield at the time of issuance thereof for similar preferred stock for comparable issuers), pay-in-kind dividend obligations prior to December 15, 2007, amortization, defaults, voting rights, covenants and events of default) that are no less favorable to the Lenders than the terms and conditions of the Initial New Holdings Discount Notes except to the extent such less favorable terms and conditions are reasonably satisfactory to the Administrative Agent. The proceeds of the 2003 Preferred Stock shall be used to pay the 2003 Dividend.

          SECTION 2. AMENDMENT TO SECTION 2.12. (a) Section 2.12(d) of the Credit Agreement is hereby amended by (i) inserting the following text at the end of the parenthetical beginning on line 3 thereof after the words "and Indebtedness constituting Permitted Dividend Indebtedness" and prior to the ")":

     and the 2003 Notes and Permitted 2003 Refinancing Indebtedness

and (ii)(x) replacing "and" with "," at the end of clause (i) in the parenthetical and (y) inserting the words " and (iii) 2003 Preferred Stock" at the end of clause (ii) and prior to the ")".

          (b) Section 2.12(e) of the Credit Agreement is hereby amended by
(i) deleting "(A)" in clause (vi), (ii) replacing the text "and (vi)" with ",
(vi)" and (iii) inserting the following text at the end of the second parenthetical thereof prior to the ")":

     and (vii) the 2003 Preferred Stock

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          SECTION 3.  AMENDMENT TO SECTION 5.26.  Section 5.26 of the Credit
Agreement is hereby amended to insert the following text after the words "and Permitted Subordinated Indebtedness":

     Subordinated Repurchase Indebtedness

          SECTION 4. AMENDMENT TO SECTION 6.17. Section 6.17(a) of the Credit Agreement is hereby amended by (i) inserting the text "(other than the 2003 Notes and Permitted 2003 Refinancing Indebtedness)" after the words "any incurrence of Indebtedness" and (ii) inserting the text "(other than the 2003 Preferred Stock)" after the words "issuance of its equity".

          SECTION 5. AMENDMENT TO SECTION 6.19. Section 6.19 of the Credit Agreement is hereby amended and restated as follows:

          SECTION 6.19. SELLER NOTE, DISCOUNT NOTES, NEW HOLDINGS DISCOUNT NOTES, 2003 NOTES AND 2003 PREFERRED STOCK . (a) Holdings will pay (i) all interest on the Seller Note and any Discount Notes, (ii) during the period commencing on the date of the initial issuance by Holdings of Initial New Holdings Discount Notes and ending on December 15, 2007, all interest on (and any liquidated damages in respect of) the New Holdings Discount Notes, and
(iii) during the period specified in the Permitted Holdings Refinancing Documents, which period shall in no event end prior to December 15, 2007, all interest on (and any liquidated damages in respect of) the Permitted Holdings Refinancing Indebtedness and (b) the 2003 Notes Issuer will pay (i) during the period commencing on the date of the initial issuance by the 2003 Notes Issuer of the Initial 2003 Notes or the 2003 Preferred Stock, as applicable, and ending on December 15, 2007, all interest on (and any liquidated damages in respect of) the 2003 Notes or the 2003 Preferred Stock, as applicable, and
(ii) during the period specified in the Permitted 2003 Refinancing Documents, which period shall in no event end prior to December 15, 2007, all interest on (and any liquidated damages in respect of) the Permitted 2003 Refinancing Indebtedness; in the case of each of clauses (a) and (b) solely through accretion of additional principal or the issuance of additional Seller Notes, Discount Notes, New Holdings Discount Notes, 2003 Notes, 2003 Preferred Stock, notes evidencing Permitted Holdings Refinancing Indebtedness or notes evidencing Permitted 2003 Refinancing Indebtedness, as applicable, rather than in cash.

          SECTION 6. AMENDMENT TO ARTICLE VI. Article VI is hereby amended by inserting the following as a new Section 6.20:

          SECTION 6.20. SUPER HOLDINGS. Concurrent with the formation of Super Holdings (to the extent Super Holdings is formed), (a) Super Holdings, Holdings, the Borrowers and, as appropriate, each other Credit Party and the Administrative Agent shall execute an amendment to this Agreement and, as appropriate, the other Credit Documents (without the consent of any Lender) that shall effect such amendments to this Agreement, the Security Documents and, as appropriate, the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, for Super Holdings to become a party to, and make representations and assume

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obligations and enjoy rights equivalent to Holdings under, each such Credit
Document, (b) the Administrative Agent shall have received a certificate, dated the date on which Super Holdings is formed and signed by the chief financial officer of Super Holdings, confirming the satisfaction on the date thereof of each of the conditions set forth in Section 4.01 (it being understood that all references to "the time of each such Credit Event" and "the date of such Credit Event" in such Section 4.01 shall be deemed to refer to the effective date of the amendment referred to in clause (a) above) and
(c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of Super Holdings, the transactions pursuant to which Super Holdings is to become the parent corporation of Holdings and any other legal matters relating to the foregoing, as well as customary legal opinions relating thereto, all in form and substance reasonably satisfactory to the Administrative Agent.

          SECTION 7. AMENDMENT TO SECTION 7.01. Section 7.01(c) of the Credit Agreement is hereby amended by inserting the following text at the end thereof before the period:

     , as necessary to permit the incurrence of the Indebtedness evidenced by the 2003 Notes and the Permitted 2003 Refinancing Indebtedness and as necessary to consummate the offering of the 2003 Preferred Stock (to the extent Holdings is the issuer thereof).

          SECTION 8. AMENDMENT TO SECTION 7.04. Section 7.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (r) thereof, (b) replacing the period at the end of clause (s) thereof with "and" and (c) inserting at the end of such Section:

          (t) unsecured Indebtedness of the 2003 Notes Issuer under the 2003 Notes PLUS, to the extent applicable, the amount of any accretions of principal on the 2003 Notes after the date of the issue thereof in accordance with the terms of such 2003 Notes LESS the amount of any repayments of principal thereof after the date of issuance thereof; PROVIDED that

     (A) upon the sale or incurrence of any such Indebtedness (and after giving effect thereto), no Default or Event of Default shall have occurred and be continuing;

     (B) prior to the sale or incurrence of any such Indebtedness, the Administrative Agent shall have received a certificate, dated the date of such sale or incurrence and signed by the chief financial officer of the US Borrower, to the effect set forth in clause (A) above, together with all relevant calculations related thereto;

     (C) in the case of the sale of the Initial 2003 Notes by Super Holdings (if applicable), the provisions of Section 6.20 shall have been satisfied; and

     (D) in the case of the sale of the Initial 2003 Notes, the 2003 Notes Issuer shall, within five Business Days of the date on which the 2003 Notes Issuer receives the proceeds from the sale of such Indebtedness, pay the 2003 Dividend; and

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     (u) Permitted 2003 Refinancing Indebtedness, so long as no Default or
     Event of Default is in existence at the time of any incurrence thereof and immediately after giving effect thereto.

          SECTION 9. AMENDMENT TO SECTION 7.06. Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (l) thereof, (ii) replacing the period at the end of clause (m) thereof with a ";" and (iii) inserting at the end of such Section:

          (n) Holdings or Super Holdings (as applicable) may pay the 2003 Dividend with the gross proceeds of the Initial 2003 Notes and the 2003 Preferred Stock; PROVIDED, that immediately prior to the payment of such Dividend and after giving effect thereto, there exists no Default or Event of Default;

          (o) (i) Holdings or Super Holdings, as appropriate, may pay regularly accruing Dividends with respect to the 2003 Preferred Stock through the issuance of additional shares of 2003 Preferred Stock (but not in cash), in accordance with the terms of the documents governing the 2003 Preferred Stock and (ii) after December 15, 2007, (x) the US Borrower (and to the extent Super Holdings is the issuer of the 2003 Notes, Permitted 2003 Refinancing Indebtedness or the 2003 Preferred Stock, Holdings) shall be permitted (not more than two Business Days prior to the date on which the 2003 Notes Issuer shall be obligated to make each such cash interest payment, cash dividend payment or payment of cash liquidated damages, as applicable) to pay cash Dividends to Holdings (or Super Holdings, if applicable) in an amount not in excess of each regularly scheduled cash interest payment or cash dividend payment on (or payment of cash liquidated damages in respect of) the 2003 Notes or the 2003 Preferred Stock, respectively, pursuant to the terms thereof, as applicable, or each regularly scheduled cash interest payment on (or payment of cash liquidated damages in respect of) the Permitted 2003 Refinancing Indebtedness, as applicable and (y) Holdings (and to the extent Super Holdings is the issuer of the 2003 Preferred Stock, Super Holdings) shall be permitted to pay cash Dividends with the proceeds thereof in an amount not in excess of each regularly scheduled cash dividend payment on (or payment of cash liquidated damages in respect of) the 2003 Preferred Stock pursuant to the terms thereof; PROVIDED that (A) on a pro forma basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) and after giving effect to such payment of cash Dividends to Holdings (and Super Holdings, as applicable), the Adjusted Senior Leverage Ratio is less than or equal to 1.75:1.0; and (B) at the time of such payment of cash Dividends and also after giving effect thereto, there exists no Default or Event of Default;

          (p) the US Borrower (and to the extent Super Holdings is the issuer of the 2003 Notes, Permitted 2003 Refinancing Indebtedness or the 2003 Preferred Stock, Holdings) shall be permitted to pay cash Dividends to Holdings (and Super Holdings, as applicable) in an amount not to exceed $4,500,000 in connection

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     with the issuance of the 2003 Notes and incurrence of the Permitted 2003
     Refinancing Indebtedness and the issuance of the 2003 Preferred Stock solely for the purpose of permitting Holdings (and Super Holdings, as applicable) to pay transaction costs incurred by Holdings (or Super Holdings, as applicable) in connection with the issuance of the 2003 Notes, the incurrence of the Permitted 2003 Indebtedness and the issuance of the 2003 Preferred Stock; and

          (q) the US Borrower shall be permitted to pay cash Dividends to Holdings in an amount not to exceed $3,500,000 to allow Holdings to pay cash Dividends with the proceeds thereof to holders of its Initial Preferred Stock, and Holdings shall be permitted to pay such cash Dividends, immediately prior to, and subject to, the payment of the first to occur of the 2003 Dividend and the Permitted Holdings Dividend.

          SECTION 10. AMENDMENT TO SECTION 7.12. (a) Section 7.12(b) of the Credit Agreement is hereby amended by

          (i) replacing the "or" with "," after "Permitted Holdings Refinancing Indebtedness" before the parenthetical leading up to the proviso;

          (ii) inserting the following text immediately before the proviso thereto:

     any Subordinated Repurchase Indebtedness, any Permitted 2003 Refinancing Indebtedness, any 2003 Notes (except, in the case of the Initial 2003 Notes, through the issuance of Exchange 2003 Notes consistent with the requirements of the definition of Exchange 2003 Notes) or any 2003 Preferred Stock.

          (iii) replacing the word "and" at the end of clause (iv) of the proviso thereto with a "," and

               (iv) replacing the ";" at the end thereof with the following text:

     and (vi) the 2003 Notes may be refinanced with Permitted 2003 Refinancing Indebtedness;

          (b) Section 7.12(d) of the Credit Agreement is hereby amended by inserting the following text immediately following the words "Permitted Holdings Refinancing Document":

     any Subordinated Repurchase Indebtedness Document, any 2003 Notes
     Document, any Permitted 2003 Refinancing Document, any 2003 Preferred Stock

          (c) amending and restating the proviso at the end of Section 7.12 as follows:

     PROVIDED that nothing in this Section 7.12 shall prohibit (x) the payment of Permitted Holdings Dividends, (y) the payment of the 2003 Dividend or (z) the amendment or modification of any of the agreements or organizational documents

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     referred to in this Section 7.12 necessary to permit such payment to the extent that such amendment or modification is reasonably satisfactory in form and substance to the Administrative Agent.

          SECTION 11. AMENDMENT TO SECTION 7.13. Section 7.13(d) of the Credit Agreement is hereby amended by inserting the words "(x) 2003 Preferred Stock and (y)" immediately following the words "Holdings may issue".

          SECTION 12. AMENDMENT TO SECTION 7.14. Section 7.14 of the Credit Agreement is hereby amended by deleting the word "and" after clause (xv) thereof and inserting the following ", (xvii) the 2003 Notes Documents and (xviii) the Permitted 2003 Refinancing Documents" at the end of such Section before the period.

          SECTION 13. AMENDMENT TO SECTION 8.11. Section 8.11 of the Credit Agreement is hereby amended by (a) inserting the words "or 2003 Preferred Stock, 2003 Notes or Permitted 2003 Refinancing Indebtedness" immediately following the words "Permitted Holdings Refinancing Indebtedness" and (b) inserting the words "or Super Holdings, as applicable," immediately following the words "against Holdings".

          SECTION 14. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrowers represents and warrants to the Administrative Agent and to the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) None of the execution, delivery or performance by any of Holdings or the Borrowers of this Amendment, the compliance by any of Holdings or the Borrowers with the terms and provisions hereof, the issuance of the 2003 Notes, the issuance of the 2003 Preferred Stock, the declaration and payment of the 2003 Dividend (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any Borrower or any of their respective Subsidiaries is a party or by which Holdings or any Borrower or any of their respective Subsidiaries or any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries are bound or to which Holdings or any Borrower or any of their respective Subsidiaries may be subject or (iii) will

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     violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Holdings or any Borrower or any of their respective Subsidiaries.

          (c) The representations and warranties of each of Holdings and each Borrower set forth in the Credit Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

          (d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          SECTION 15. AMENDMENT FEE. In consideration of the agreements of the Lenders contained in this Amendment, the US Borrower agrees to pay to the Administrative Agent, for the account of each consenting Lender that delivers an executed counterpart of this Amendment to the Administrative Agent prior to 5:00 p.m., New York City time, on May 21, 2003, an amendment fee in an amount equal to 0.10% of such Lender's Revolving Loan Commitments and outstanding Term Loans as of such date.

          SECTION 16. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, each Borrower and the Required Lenders and (b) all fees (including the amendment fees contemplated by Section 15 hereof) and expenses required to be paid or reimbursed by the US Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable

          SECTION 17. CREDIT AGREEMENT. Except as specifically set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, Holdings or any Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall be a Credit Document for all purposes.

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          SECTION 18.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 19. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 20. EXPENSES. The US Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

          SECTION 21. HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                             SALT HOLDINGS CORPORATION,

                                             By____________________________
                                               Name:
                                               Title:

                                             COMPASS MINERALS GROUP, INC., as
                                             US Borrower,

                                             By____________________________
                                               Name:
                                               Title:

                                             SIFTO CANADA INC., as Canadian
                                             Borrower,

                                             By____________________________
                                               Name:
                                               Title:

                                             SALT UNION LIMITED, as UK Borrower,

                                             By____________________________
                                               Name:
                                               Title:

                                             JPMORGAN CHASE BANK, individually
                                             and as Administrative Agent

                                             By____________________________
                                               Name:
                                               Title:

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                                             JPMORGAN CHASE BANK, TORONTO
                                             BRANCH, as Canadian Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             J.P. MORGAN EUROPE LIMITED, as UK
                                             Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             CREDIT SUISSE FIRST BOSTON,
                                             individually and as Co-
                                             Documentation Agent,

                                             By____________________________
                                               Name:
                                               Title:

                                             CREDIT LYONNAIS NEW YORK
                                             BRANCH, individually and as Co-
                                             Documentation Agent,

                                             By____________________________
                                               Name:
                                               Title:

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                                             SIGNATURE PAGE TO AMENDMENT NO. 3,
                                             DATED AS OF MAY 21, 2003, TO THE
                                             COMPASS MINERALS GROUP, INC. CREDIT
                                             AGREEMENT
To Approve the Amendment:

                                             Name of Institution:

                                             ___________________________________

                                             by_________________________________
                                               Name:
                                               Title:

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